UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2023

THERALINK TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-52218	20-2590810
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

15000 W. 6th Ave., #400

Golden, CO 80401

(Address of principal executive offices)

(888) 585-4923

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Theralink Technologies, Inc. (the “Company”) announces that Faith Zaslavsky, age 48, has been appointed Chief Executive Officer of the Company effective June 26, 2023. Ms. Zaslavsky has served as the Company’s President and Chief Operating Officer since December 2022.

Ms. Zaslavsky has over 23 years of experience in the field of genomics and multiple commercialization successes to her credit. She has made significant contributions to the development of new genomic offerings and the application of genomics to clinical practice, ultimately making genomics more accessible to patients and healthcare providers while building corporate value. Amongst other successes, Ms. Zaslavsky has been instrumental in the commercialization of tests that detect mutations in BRCA1 and BRCA2 genes associated with increased risk of breast and ovarian cancer; provided oversight for tests used to detect mutations in genes associated with Lynch syndrome, a hereditary cancer syndrome; and launched an oncology suite of solutions providing guidance in therapeutic decision making. Cumulatively, these tests inform thousands of physicians, and help treat or prevent countless cases of cancer. Ms. Zaslavsky received a bachelor’s degree in Business Administration from Washington State University in 1997.

Ms. Zaslavsky entered into an Offer Letter with the Company on December 5, 2022, which remains in place following her new appointment.

The Company’s former Chief Executive Officer, Mick Ruxin, M.D. has transitioned to become the Company’s Chief Medical Officer.

Item 7.01 Regulation FD Disclosure.

On June 27, 2023, the Company issued a press release announcing Ms. Zaslavsky’s appointment, which is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

99.1	Press Release, dated June 27, 2023, issued by Theralink

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERALINK TECHNOLOGIES, INC.

By:	/s/ Faith Zaslavsky
Name:	Faith Zaslavsky
Title:	Chief Executive Officer

Date: June 29, 2023